UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 12, 2015

Carbylan Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36830	20-0915291
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3181 Porter Drive, Palo Alto, California		94304
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 855-6777

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(f)

On May 12, 2015, the compensation committee of our board of directors approved the payment of cash bonuses for the fiscal year ended December 31, 2014 for our named executive officers. The named executive officers’ other compensation for 2014 was previously reported by us in the 2014 Summary Compensation Table included in our prospectus, dated April 8, 2015, or the Prospectus, filed with the Securities and Exchange Commission under Rule 424(b) of the Securities Act of 1933, as amended, relating to our registration statement on Form S-1, as amended (Registration No. 333-201278). As of the date of the Prospectus, bonuses for the named executive officers had not been determined and, therefore, were omitted from the 2014 Summary Compensation Table. Pursuant to Item 5.02(f) of Form 8-K, below is a revised 2014 Summary Compensation Table, which includes the bonuses paid to the named executive officers and revised total compensation figures for 2014.

Summary Compensation Table

The following table sets forth the compensation earned by our named executive officers in fiscal year 2014.

Name and principal position	Year	Salary(1)	Bonus(2)	Option awards(3)	All other compensation	Total
David Renzi,	2014	$384,271	$143,522	—	—	$527,793
President and Chief Executive Officer	2013	$189,583	$30,625	$491,803	—	$712,011

Michael White,	2014	$133,333	$13,336	$504,786	—	$651,455
Vice President, Finance and Chief Financial Officer(4)

Hayley Lewis,	2014	$163,333	$32,843	$328,111	—	$524,287
Vice President, Regulatory Affairs and Quality Assurance(5)

(1)	Salaries include amounts contributed by the named executive officer to our 401(k) plan.
(2)	Amounts for 2014 represent bonus determinations made by our Compensation Committee on May 12, 2015. The 2013 amount shown for Mr. Renzi reflects bonus equal to 75% of his incentive compensation target for fiscal year 2013 (with pro-ration based on his June 2013 hire date), which was paid in April 2014. For more information, please see the section above entitled “Elements of Executive Compensation — Annual Cash Bonuses.”
(3)	Amounts shown reflect the aggregate grant date fair value of stock options awarded in fiscal 2014 and 2013, computed in accordance with FASB ASC Topic 718 and exclude the value of estimated forfeitures. Amounts shown in fiscal 2013 also reflect the incremental fair value of options that were re-priced during fiscal 2013, computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in the notes to our financial statements included elsewhere in this prospectus, which are incorporated herein by reference.
(4)	Mr. White became our vice president of finance and chief financial officer effective July 7, 2014.
(5)	Ms. Lewis became our vice president of regulatory affairs and quality assurance effective May 12, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2015	Carbylan Therapeutics, Inc.

	By:	/s/ David M. Renzi
David M. Renzi
President and Chief Executive Officer